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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B As of and for the period from July 1, 1998 through September 30, 1998

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Principal Allocations
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Distributions
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Interest Allocations
Class A1                                         1,294,402.78
Class A2                                         2,263,263.89
Class A3                                           382,922.22
Class B                                            338,414.49
                                             ----------------
     Total                                       4,279,003.38

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                         1,294,402.78
Class A2                                         2,263,263.89
Class A3                                           382,922.22
Class B                                            338,414.49
                                             ----------------
     Total                                       4,279,003.38

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                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B As of and for the period from July 1, 1998 through September 30, 1998

Outstanding Principal Balance
Class A1                                       335,000,000.00
Class A2                                       575,000,000.00
Class A3                                        96,400,000.00
Class B                                         71,538,000.00
                                             ----------------
     Total                                   1,077,938,000.00

Reimbursed Loss Amounts
Class A1                                           157,198.82
Class A2                                           249,204.98
Class A3                                            27,899.25
Class B                                             28,324.11
                                             ----------------
     Total                                         462,627.16

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                             3,208.14
Class A2                                             5,085.81
Class A3                                               569.37
Class B                                                578.04
                                             ----------------
     Total                                           9,441.36

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                           915,697.01
Class A2                                         1,451,640.99
Class A3                                           162,515.59
Class B                                            164,990.45
                                             ----------------
     Total                                       2,694,844.04

Distributions To Transferor                              0.00
Allocations To Transferor                                0.00
Aggregate Net Investment Value               1,099,927,411.25
Payments Ahead                                   3,588,037.62
Change in Payments Ahead from the
     previous year - increase/(decrease)         3,588,037.62
Servicer Advances                                2,436,642.47